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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-8934

ING Strategic Allocation Portfolios, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: December 31

Date of reporting period: January 1, 2011 to December 31, 2011

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2011

Classes I and S

Strategic Allocation Funds-of-Funds

■	ING Strategic Allocation Conservative Portfolio

■	ING Strategic Allocation Growth Portfolio

■	ING Strategic Allocation Moderate Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Euro zone — continued uncertainty

Dear Shareholder,

Recent months have seen headlines and financial markets continue to focus on the ongoing euro zone debt crisis. Acknowledging that the status quo was untenable, in early December, Europe opted to move closer together rather than be torn apart. All 17 nations that use the euro and nine other European Union members agreed to a new fiscal compact that would invite closer scrutiny of individual country budgets. Ratings agencies were mostly unimpressed by these machinations; ultimately, Standard & Poor’s downgraded nine countries in the region, including formerly AAA-rated France.

With the stability of Italy and Spain now in question, the need for an effective policy response has become even more acute. The new governments in both countries will have but a short grace period in which to demonstrate their resolve; both have been forced to pay yields at euro-era highs for newly issued bonds.

Across the Atlantic, the chasm between the two major political parties in the United States is as wide as ever, most recently evidenced by the failure of the Congressional “supercommittee” on deficit reduction. Notwithstanding the ongoing paralysis in Washington, the U.S. economy is showing new signs of momentum.

We expect the global economy to deliver positive, if uninspiring, growth into 2012 despite the euro zone’s debt problems. We believe interest rates should remain low in major advanced countries. Markets — and risk assets in general — are likely to remain vulnerable to uncertainty until there is confidence that Europe has adequately addressed its issues.

In times of uncertainty investors historically have turned to sovereign credits, especially U.S. Treasury securities. This spotlights the critical role that governments play in defining the parameters of the financial markets and serving as foundations for generating value within economies. The current trend toward fiscal austerity downplays this important function and may prolong the global economic doldrums.

How should you respond to uncertainty in your own investment program? Don’t try to time the markets. Keep your portfolio well diversified, and pay careful attention to the risks you are assuming. Talk to your financial advisor before you make any changes that might detour your portfolio from your long-term goals.

We appreciate your continued confidence in ING Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

January 3, 2012

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2011

In our semi-annual report we described how investor sentiment was generally positive through April. Many of the developed world’s economies including the U.S., seemed to be returning to health, boosted by heavy, ongoing doses of stimulative and monetary medicine. This was despite natural disasters in Japan, the violent uncertainties of the “Arab Spring” in North Africa and the Middle East, not to mention a European sovereign debt crisis.

But the mood darkened in early May 2011. Global equities in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends, slid from May through September, losing over 17%, before a remarkable October rally clawed back about half of this. For the whole fiscal year the Index lost 5.49%. (The MSCI World IndexSM returned (5.54)% for the year ended December 31, 2011, measured in U.S. dollars.)

A confluence of factors caused the deterioration in outlook after April. That month the latest unemployment rate was reported at 8.8%, the lowest in 24 months. New private sector jobs, well above 200,000, were added in each of January, February and March. But in May the unemployment rate rebounded to 9.1%. By September the employment report showed zero new jobs created in August. But more upbeat releases in later months revised this up, and by year end the three-month average of jobs created was back to 143,000 from just 35,000 in September.

In the housing market, home prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index) fell every month in the year. Sales were depressed, despite improved affordability and record low mortgage interest rates, by tight credit with many homeowners in negative equity on their properties.

Gross Domestic Product (“GDP”) growth had been reported at 3.1% (quarter-over-quarter, annualized) for the fourth quarter of 2010. On July 29, this was scaled down to 2.3%, among other revisions that showed the recession had been deeper and started earlier than previously thought. Worse, growth in the first quarter of 2011 was a barely perceptible 0.4%. When the second quarter’s figure was finalized at just 1.3%, the common assessment was that the economy was operating at “stall-speed”. There was relief in October when the first estimate of third quarter GDP growth was a much-improved 2.5%, although this was subsequently revised down to 1.8%.

Political deadlock weighed on sentiment throughout. A stopgap agreement to raise the debt ceiling did not stop Standard & Poors from downgrading the country’s credit rating. A bipartisan “Debt Super Committee” appointed to negotiate a more lasting set of budget control measures, admitted defeat on November 21.

Other keenly watched figures like retail sales and wages & salaries were stagnant in the months up to October, improved in that month and were mixed thereafter. Purchasing managers’ indices indicated expansion but not by much. Taken together, the data were inconclusive as the year ended but the consensus was that the once-feared return to recession now looked unlikely.

The euro zone’s sovereign debt crisis continued to move markets. By early August it seemed to be veering out of control. When attention turned from Greece to the much bigger bond markets of Spain and especially Italy, the European Central Bank (“ECB”) stepped in, uneasily, to buy their bonds — and some time. The threat to the euro zone banking system, where vast quantities of Italian and Spanish bonds are held, was clear.

Finally, a baby step towards closer fiscal union among euro zone countries was agreed in December, including restrictions on budget deficits with near automatic disciplinary procedures for violators. Bilateral loans of up to €200 billion would be made to the International Monetary Fund, presumably to fund rescue packages for individual nations. But it provided no lender of last resort with unlimited firepower, nor measures to promote growth and liberalize markets. Investors were under no illusions as the year ended that the crisis had been solved.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 7.84% in the fiscal year, while the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index gained 4.96%. Most notable within the Barclays Capital U.S. Aggregate Bond Index was the remarkable 29.93% return on long-dated Treasuries, reflecting both the overall decline in risk appetite and quantitative easing.

U.S. equities, represented by the S&P 500® Index, including dividends, returned 2.11% for 2011, almost identical to the dividend yield. Sector returns ranged from (17.06)% for financials to 19.91% for utilities. The operating earnings per share of S&P 500® companies made new records in the second and third quarters of 2011, but estimates for future quarters were coming down as December ended.

In currency markets, the euro zone’s problems finally took their toll, as the dollar gained 2.34% on the euro in 2011, which dropped sharply after October. The pound was barely changed despite late weakness: the dollar gained 0.10%. But the dollar fell back against the yen by 5.35% despite Bank of Japan intervention as that currency repeatedly breached post-war high levels.

In international markets, the MSCI Japan® Index slumped 18.73% in 2011. The economy contracted for three straight quarters before finally recovering, as it struggled to recover from the earthquake and tsunami of March as well as a strong yen. The MSCI Europe ex UK® Index sank 12.87%, weighed down by the recessionary threat of the sovereign debt crisis. Euro zone growth shrunk to 0.2% in the second and third quarters and unemployment stood at 10.3%, a euro-era high. The MSCI UK® Index slipped just 1.83%. Weak euro zone demand and fiscal austerity at home depressed stocks, within which, however, the well-represented energy, staples and telecoms sectors managed positive average returns.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
Russell 3000® Index	An unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

ING STRATEGIC ALLOCATION PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

ING Strategic Allocation Conservative Portfolio seeks to provide total return (i.e., income and capital growth, both realized and unrealized) consistent with preservation of capital. ING Strategic Allocation Growth Portfolio seeks to provide capital appreciation. ING Strategic Allocation Moderate Portfolio seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized). ING Strategic Allocation Conservative Portfolio, ING Strategic Allocation Growth Portfolio and ING Strategic Allocation Moderate Portfolio (each a “Portfolio” and collectively, the “Portfolios”) are managed by Paul Zemsky and Heather Hackett, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2011, ING Strategic Allocation Conservative Portfolio’s Class I shares provided a total return of 1.79% compared to the Barclays Capital U.S. Aggregate Bond which returned 7.84% for the same period. For the year ended December 31, 2011, ING Strategic Allocation Growth Portfolio’s Class I shares provided a total return of (2.92)% compared to the Russell 3000® Index, which returned 1.03% for the same period. For the year ended December 31, 2011, ING Strategic Allocation Moderate Portfolio’s Class I shares provided a total return of (0.57)% compared to the Russell 3000® Index, which returned 1.03% for the same period.

Portfolio Specifics: The United States showed surprising resilience in the face of weakness in several European countries and continued concerns over the financial repercussions of the debt crisis. In the beginning of the year, the Portfolio was overweight U.S. large-cap stocks, funded by underweighting international developed markets and core bonds when we felt positive economic figures and easy monetary policy were supportive for U.S. stocks. We began to seek to reduce the risk of the Portfolios as geopolitical and geophysical risks rose dramatically, particularly as events unfolded during Arab Spring and Japan’s devastating earthquake and subsequent tsunami.

In the summer, the Portfolios were positioned with an average overweight to core bonds compared to an underweight to foreign and domestic large-cap developed stocks, relative to their composite benchmarks. This positioning was taken as U.S. business conditions deteriorated given the financial stress in Europe as the sovereign debt crisis worsened. By the end of the year, we unwound the Portfolios’ average overweight to core bonds and underweight to U.S. and international large-cap stocks to a neutral equity/fixed income position. This adjustment was made as U.S. economic data improved and the risk of serious financial contagion resulting from the European debt crisis declined materially. Our tactical asset allocation effect, while unfavorable, had a minimal impact on the Portfolios’ overall performance. Our average overweight to high yield helped offset this position as high yield outperformed core bonds.

ING Strategic Allocation Conservative Portfolio’s composite benchmark underperformed the Barclays Capital U.S. Aggregate Bond Index because it contained asset classes that underperformed those in the index. ING Strategic Allocation Growth Portfolio’s composite benchmark and ING Strategic Allocation Moderate Portfolio’s composite benchmark underperformed the Russell 3000® Index because the composite benchmarks contained asset classes that underperformed those in the index. The Portfolios performed in line with their composite benchmarks, prior to the deduction of expenses.

Stock selection of the underlying fund managers was mixed. 2011 was a difficult year for active managers given the macro-driven nature of the market and the unusually high degree of correlation between stocks. Therefore, it is not surprising that ING Growth and Income Portfolio trailed its S&P 500® Index benchmark. Even though core bonds provided the positive absolute performance, ING Intermediate Bond Portfolio disappointed relative to the Barclays Capital U.S. Aggregate Bond Index. ING Mid Cap Opportunities Portfolio outperformed its benchmark, the Russell MidCap Index, driven by strong stock selection in 7 out of 10 sectors, most notably in consumer staples and industrials. ING Small Company Portfolio and ING Alternative Beta Fund also contributed positively to results. We continue to feel confident with our current active managers’ ability to find opportunities in these challenging markets.

Current Strategy and Outlook: Our central case for 2012 is for modest economic growth in the face of a risky global environment. While we expect to see a mild recession in Europe, we believe the U.S. should post moderate growth; we expect U.S. consumer exuberance to be tempered by continued household balance sheet repair and by sluggish housing and jobs markets. In our opinion, inflation should remain contained despite a highly accommodative Federal Reserve Board. In the near term we believe S&P 500® Index earnings for fourth quarter 2011 may come under pressure because of global inventory drawdowns. Currently, we maintain our high yield overweight position relative to core bonds, as we believe spreads are still too wide for the lack of defaults and investors have few other options for yield.

Target Allocations*	ING Strategic Allocation Conservative Portfolio	ING Strategic Allocation Growth Portfolio	ING Strategic Allocation Moderate Portfolio
U.S. Large-Capitalization Stocks	16%	32%	24%
U.S. Mid-Capitalization Stocks	4%	9%	6%
U.S. Small-Capitalization Stocks	3%	8%	5%
Non-U.S./International Stocks	13%	24%	19%
Real Estate Stocks	4%	5%	5%
Fixed-Income Securities	55%	15%	35%
Alternatives	5%	7%	6%

*	Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) as of December 31, 2011. As these are target allocations, the actual allocations of each Portfolio’s assets may deviate from the percentages shown. Although the Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class S August 5, 2005

Class I	1.79%	1.51%	3.59%	—
Class S	1.53%	1.27%	—	2.46%
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.50%	5.78%	5.86	%(1)
Strategic Allocation Conservative Composite Index	2.39%	2.98%	4.49%	3.98	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Strategic Allocation Conservative Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the indices is shown from August 1, 2005.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio. Effective April 7, 2008, the Portfolio was converted from a mutual fund, which invested directly in securities, to a fund-of-funds, which invests in other mutual funds.

PORTFOLIO MANAGERS’ REPORT	ING STRATEGIC ALLOCATION GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class S August 5, 2005
Class I	(2.92)%	(1.58)%	2.91%	—
Class S	(3.16)%	(1.82)%	—	0.96%
Russell 3000® Index	1.03%	(0.01)%	3.51%	2.60	%(1)
Strategic Allocation Growth Composite Index	(2.35)%	—	3.84%	2.61	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Strategic Allocation Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the indices is shown from August 1, 2005.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio. Effective April 7, 2008, the Portfolio was converted from a mutual fund, which invested directly in securities, to a fund-of-funds, which invests in other mutual funds.

PORTFOLIO MANAGERS’ REPORT	ING STRATEGIC ALLOCATION MODERATE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class S June 7, 2005
Class I	(0.57)%	0.10%	3.27%	—
Class S	(0.91)%	(0.35)%	—	1.88%
Russell 3000® Index	1.03%	(0.01)%	3.51%	3.27	%(1)
Strategic Allocation Moderate Composite Index	0.01%	1.39%	4.21%	3.72	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Strategic Allocation Moderate Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the indices is shown from June 1, 2005.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio. Effective April 7, 2008, the Portfolio was converted from a mutual fund, which invested directly in securities, to a fund-of-funds, which invests in other mutual funds.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2011**	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2011**
ING Strategic Allocation Conservative Portfolio
Class I	$1,000.00	$973.30	0.06%	$0.30	$1,000.00	$1,024.90	0.06%	$0.31
Class S	1,000.00	972.10	0.31	1.54	1,000.00	1,023.64	0.31	1.58
ING Strategic Allocation Growth Portfolio
Class I	$1,000.00	$921.20	0.05%	$0.24	$1,000.00	$1,024.95	0.05%	$0.26
Class S	1,000.00	919.70	0.30	1.45	1,000.00	1,023.69	0.30	1.53
ING Strategic Allocation Moderate Portfolio
Class I	$1,000.00	$946.60	0.07%	$0.34	$1,000.00	$1,024.85	0.07%	$0.36
Class S	1,000.00	944.40	0.32	1.57	1,000.00	1,023.59	0.32	1.63

*	Expense ratios do not include expenses of the Underlying Portfolios.
**	Expenses are equal to each Portfolios’ respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Strategic Allocation Portfolios, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Strategic Allocation Conservative Portfolio, ING Strategic Allocation Growth Portfolio, and ING Strategic Allocation Moderate Portfolio, each a series of ING Strategic Allocation Portfolios, Inc., as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2011, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011

	ING Strategic Allocation Conservative Portfolio	ING Strategic Allocation Growth Portfolio	ING Strategic Allocation Moderate Portfolio
ASSETS:
Investments in affiliated underlying funds**	$82,232,689	$139,299,615	$140,224,099
Cash	298	3,506	1,985
Receivables:
Investments in affiliated underlying funds sold	2,332	—	—
Fund shares sold	831	117,319	5,561
Dividends	17,209	29,903	29,864
Prepaid expenses	7,309	2,774	2,753
Reimbursement due from manager	11,417	17,947	21,616

Total assets	82,272,085	139,471,064	140,285,878

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	17,909	147,688	36,190
Payable for fund shares redeemed	3,163	20	91
Payable to affiliates	9,636	16,125	16,345
Payable for directors fees	412	696	701
Other accrued expenses and liabilities	38,050	43,849	45,029

Total liabilities	69,170	208,378	98,356

NET ASSETS	$82,202,915	$139,262,686	$140,187,522

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$96,326,739	$186,051,633	$178,669,907
Undistributed net investment income	2,254,605	2,193,907	3,019,537
Accumulated net realized loss	(21,789,928)	(62,045,297)	(52,212,745)
Net unrealized appreciation	5,411,499	13,062,443	10,710,823

NET ASSETS	$82,202,915	$139,262,686	$140,187,522

** Cost of investments in affiliated underlying funds	$76,821,190	$126,237,223	$129,513,299

Class I
Net assets	$80,825,087	$138,642,404	$139,056,847
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	7,930,100	14,286,889	14,010,071
Net asset value and redemption price per share	$10.19	$9.70	$9.93
Class S
Net assets	$1,377,828	$620,282	$1,130,675
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	136,145	64,466	114,636
Net asset value and redemption price per share	$10.12	$9.62	$9.86

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2011

	ING Strategic Allocation Conservative Portfolio	ING Strategic Allocation Growth Portfolio	ING Strategic Allocation Moderate Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$2,311,780	$2,277,113	$3,135,552

Total investment income	2,311,780	2,277,113	3,135,552

EXPENSES:
Investment management fees	68,970	125,761	124,348
Distribution and service fees:
Class S	3,798	2,964	4,666
Transfer agent fees	167	229	156
Administrative service fees	47,415	86,457	85,486
Shareholder reporting expense	16,175	27,705	39,575
Professional fees	23,505	43,387	41,163
Custody and accounting expense	7,300	12,020	12,775
Directors fees	3,916	7,181	7,073
Miscellaneous expense	19,380	9,324	9,153

Total expenses	190,626	315,028	324,395
Net waived and reimbursed fees	(134,821)	(232,497)	(209,970)

Net expenses	55,805	82,531	114,425

Net investment income	2,255,975	2,194,582	3,021,127

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(74)	—	—
Foreign currency related transactions	—	—	23
Sale of affiliated underlying funds	1,660,287	(4,489,769)	172,963

Net realized gain (loss)	1,660,213	(4,489,769)	172,986

Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(2,237,347)	(1,296,213)	(3,578,900)
Foreign currency related transactions	1	(23)	1

Net change in unrealized appreciation (depreciation)	(2,237,346)	(1,296,236)	(3,578,899)

Net realized and unrealized loss	(577,133)	(5,786,005)	(3,405,913)

Increase (decrease) in net assets resulting from operations	$1,678,842	$(3,591,423)	$(384,786)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Strategic Allocation Conservative Portfolio		ING Strategic Allocation Growth Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$2,255,975	$3,421,578	$2,194,582	$4,095,500
Net realized gain (loss)	1,660,213	(5,780,265)	(4,489,769)	(11,737,988)
Net change in unrealized appreciation (depreciation)	(2,237,346)	12,151,673	(1,296,236)	28,147,290

Increase (decrease) in net assets resulting from operations	1,678,842	9,792,986	(3,591,423)	20,504,802

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(3,394,780)	(4,262,914)	(4,132,232)	(6,132,027)
Class S	(60,314)	(73,828)	(41,575)	(57,848)

Total distributions	(3,455,094)	(4,336,742)	(4,173,807)	(6,189,875)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	9,470,306	10,768,391	4,766,752	5,717,089
Reinvestment of distributions	3,455,094	4,336,742	4,173,807	6,189,875

	12,925,400	15,105,133	8,940,559	11,906,964
Cost of shares redeemed	(20,783,769)	(24,147,209)	(34,760,322)	(23,160,975)

Net decrease in net assets resulting from capital share transactions	(7,858,369)	(9,042,076)	(25,819,763)	(11,254,011)

Net increase (decrease) in net assets	(9,634,621)	(3,585,832)	(33,584,993)	3,060,916

NET ASSETS:
Beginning of year or period	91,837,536	95,423,368	172,847,679	169,786,763

End of year or period	$82,202,915	$91,837,536	$139,262,686	$172,847,679

Undistributed net investment income at end of year or period	$2,254,605	$3,453,724	$2,193,907	$4,173,132

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Strategic Allocation Moderate Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$3,021,127	$5,203,338
Net realized gain (loss)	172,986	(12,428,980)
Net change in unrealized appreciation (depreciation)	(3,578,899)	25,778,239

Increase (decrease) in net assets resulting from operations	(384,786)	18,552,597

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(5,188,279)	(6,704,131)
Class S	(86,901)	(112,464)

Total distributions	(5,275,180)	(6,816,595)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,083,963	7,366,034
Reinvestment of distributions	5,275,180	6,816,595

	11,359,143	14,182,629
Cost of shares redeemed	(32,797,859)	(27,785,016)

Net decrease in net assets resulting from capital share transactions	(21,438,716)	(13,602,387)

Net decrease in net assets	(27,098,682)	(1,866,385)

NET ASSETS:
Beginning of year or period	167,286,204	169,152,589

End of year or period	$140,187,522	$167,286,204

Undistributed net investment income at end of year or period	$3,019,537	$5,273,567

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)(5)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)(5)		Expenses net of all reductions/additions(2)(3)(4)(5)		Net investment income (loss)(2)(4)(5)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Strategic Allocation Conservative Portfolio
Class I
12-31-11	10.41	0.27	•	(0.07)	0.20	0.42	—	—	0.42	—	10.19	1.79	0.22	0.06		0.06		2.63		80,825	59
12-31-10	9.80	0.36	•	0.70	1.06	0.45	—	—	0.45	—	10.41	11.07	0.20	0.09		0.09		3.66		90,086	88
12-31-09	9.13	0.45	•	1.03	1.48	0.81	—	—	0.81	—	9.80	18.00	0.20	0.10		0.10		5.04		93,792	56
12-31-08	13.51	0.51		(3.39)	(2.88)	0.51	0.99	—	1.50	—	9.13	(23.65)	0.39	0.27	†	0.27	†	3.99	†	86,257	277
12-31-07	13.55	0.46	•	0.29	0.75	0.45	0.34	—	0.79	—	13.51	5.80	0.73	0.65	†	0.65	†	3.40	†	136,938	422
Class S
12-31-11	10.34	0.24	•	(0.07)	0.17	0.39	—	—	0.39	—	10.12	1.53	0.47	0.31		0.31		2.29		1,378	59
12-31-10	9.73	0.34		0.70	1.04	0.43	—	—	0.43	—	10.34	10.91	0.45	0.34		0.34		3.53		1,752	88
12-31-09	9.06	0.43	•	1.02	1.45	0.78	—	—	0.78	—	9.73	17.79	0.45	0.35		0.35		4.89		1,631	56
12-31-08	13.44	0.39		(3.29)	(2.90)	0.49	0.99	—	1.48	—	9.06	(23.92)	0.64	0.52	†	0.52	†	3.89	†	1,368	277
12-31-07	13.50	0.42	•	0.29	0.71	0.43	0.34	—	0.77	—	13.44	5.53	0.98	0.90	†	0.90	†	3.18	†	1,529	422
ING Strategic Allocation Growth Portfolio
Class I
12-31-11	10.24	0.14	•	(0.41)	(0.27)	0.27	—	—	0.27	—	9.70	(2.92)	0.20	0.05		0.05		1.42		138,642	53
12-31-10	9.39	0.23	•	0.97	1.20	0.35	—	—	0.35	—	10.24	13.06	0.19	0.09		0.09		2.47		171,094	36
12-31-09	9.04	0.37		1.48	1.85	0.97	0.53	—	1.50	—	9.39	25.37	0.20	0.13		0.13		4.12		168,071	75
12-31-08	16.57	0.38		(5.65)	(5.27)	0.33	1.93	—	2.26	—	9.04	(36.13)	0.39	0.33	†	0.33	†	2.83	†	146,862	235
12-31-07	17.06	0.30	•	0.52	0.82	0.30	1.01	—	1.31	—	16.57	5.04	0.71	0.71	†	0.71	†	1.79	†	269,587	240
Class S
12-31-11	10.16	0.12	•	(0.42)	(0.30)	0.24	—	—	0.24	—	9.62	(3.16)	0.45	0.30		0.30		1.14		620	53
12-31-10	9.32	0.21	•	0.96	1.17	0.33	—	—	0.33	—	10.16	12.81	0.44	0.34		0.34		2.22		1,753	36
12-31-09	8.99	0.32	•	1.49	1.81	0.95	0.53	—	1.48	—	9.32	24.90	0.45	0.38		0.38		3.88		1,715	75
12-31-08	16.49	0.32	•	(5.57)	(5.25)	0.32	1.93	—	2.25	—	8.99	(36.19)	0.64	0.58	†	0.58	†	2.72	†	1,322	235
12-31-07	17.00	0.26	•	0.52	0.78	0.28	1.01	—	1.29	—	16.49	4.77	0.96	0.96	†	0.96	†	1.55	†	725	240
ING Strategic Allocation Moderate Portfolio
Class I
12-31-11	10.31	0.20	•	(0.24)	(0.04)	0.34	—	—	0.34	—	9.93	(0.57)	0.21	0.07		0.07		1.97		139,057	57
12-31-10	9.58	0.30	•	0.83	1.13	0.40	—	—	0.40	—	10.31	12.03	0.19	0.10		0.10		3.15		164,412	60
12-31-09	9.10	0.39	•	1.30	1.69	0.91	0.30	—	1.21	—	9.58	21.84	0.21	0.13		0.13		4.47		166,449	62
12-31-08	15.16	0.44		(4.54)	(4.10)	0.40	1.56	—	1.96	—	9.10	(30.48)	0.38	0.31	†	0.31	†	3.35	†	152,965	255
12-31-07	15.32	0.36	•	0.44	0.80	0.36	0.60	—	0.96	—	15.16	5.48	0.72	0.70	†	0.70	†	2.36	†	263,759	302

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)(5)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)(5)		Expenses net of all reductions/additions(2)(3)(4)(5)		Net investment income (loss)(2)(4)(5)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Strategic Allocation Moderate Portfolio (Continued)
Class S
12-31-11	10.25	0.15	•	(0.22)	(0.07)	0.32	—	—	0.32	—	9.86	(0.91)	0.46	0.32		0.32		1.44		1,131	57
12-31-10	9.53	0.27		0.83	1.10	0.38	—	—	0.38	—	10.25	11.77	0.44	0.35		0.35		2.92		2,874	60
12-31-09	9.05	0.38		1.28	1.66	0.88	0.30	—	1.18	—	9.53	21.60	0.46	0.38		0.38		4.34		2,703	62
12-31-08	15.10	0.37	•	(4.48)	(4.11)	0.38	1.56	—	1.94	—	9.05	(30.68)	0.63	0.56	†	0.56	†	3.30	†	2,192	255
12-31-07	15.27	0.32	•	0.44	0.76	0.33	0.60	—	0.93	—	15.10	5.25	0.97	0.95	†	0.95	†	2.11	†	1,192	302

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)	Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(4)

Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)	Expense ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
•	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011

NOTE 1 — ORGANIZATION

Organization. ING Strategic Allocation Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

The Company was incorporated under the laws of Maryland on October 14, 1994. There are three separate investment series (each a “Portfolio”, collectively the “Portfolios”) that comprise the Company: ING Strategic Allocation Conservative Portfolio (“Strategic Allocation Conservative”), ING Strategic Allocation Growth Portfolio (“Strategic Allocation Growth”), and ING Strategic Allocation Moderate Portfolio (“Strategic Allocation Moderate”). Each Portfolio currently seeks to achieve its investment objective by investing in other ING Funds (“Underlying Funds”) and each uses asset allocation strategies to determine how to invest in the Underlying Funds. The Underlying Funds, in turn, invest in equity and fixed-income securities and money market instruments.

Each Portfolio offers Class I and Class S shares. Each class has equal rights as to class and voting privileges. The two classes differ principally in the applicable distribution and service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from a Portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a Portfolio or a class are charged directly to that Portfolio or class. Other operating expenses shared by several Portfolios are generally allocated among those Portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

ING Investments, LLC serves as the investment adviser (“ING Investments” or the “Investment Adviser”) to the Portfolios. ING Investment Management Co. LLC serves as the Sub-Adviser (“ING IIM” or the “Sub-Adviser”) to the Portfolios. ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for the Portfolios. ING Investments Distributor, LLC (“IID” or the “Distributor”) serves as the principal underwriter to the Portfolios.

The Investment Adviser, the Sub-Adviser, IFS and IID are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate initial public offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations; and the other a European based offering for European and Asian based insurance and investment management operations. ING Groep recently announced that it will explore options other than an initial public offering for its Asian insurance and investment management businesses. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Portfolios, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s loss of access to services and resources of ING Groep, which could adversely affect their businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Portfolios’ advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Portfolios or their operations and administration.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A. Security Valuation. All investments in Underlying Funds are recorded at their estimated fair value, as described below. The valuations of the Portfolios’ investments in Underlying Funds are based on the net asset value of the Underlying Funds each business day.

Fair value is defined as the price that a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of a Portfolio is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.

For the year ended December 31, 2011, there have been no significant changes to the fair valuation methodologies.

The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.

B. Security Transactions and Revenue Recognition. Security transactions are accounted for on trade date. Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from the affiliated funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gains, if any, are declared and paid annually by the Portfolios. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D. Federal Income Taxes. It is the policy of each Portfolio to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to their shareholders. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

E. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2011, the cost of purchases and the proceeds from the sales of the Underlying Funds, were as follows:

	Purchases	Sales
Strategic Allocation Conservative	$51,237,845	$60,303,563
Strategic Allocation Growth	83,623,975	111,416,359
Strategic Allocation Moderate	88,492,137	112,197,975

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into an investment management agreement (“Investment Management Agreement”) with the Investment Adviser.

During periods when each Portfolio invests all, or substantially all of its assets in another investment company, the Investment Management Agreement compensates the Investment Adviser with a fee of 0.08%, computed daily and payable monthly, based on the average daily net assets of each Portfolio.

During periods when the Portfolios invest directly in investment securities, each Portfolio pays the Investment Adviser a fee of 0.60%, computed daily and payable monthly, based on the amount of average daily net assets of each Portfolio invested in such direct investment.

The Investment Adviser entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

Pursuant to the Administration Agreement, IFS acts as administrator and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers. IFS is entitled to receive from each Portfolio a fee at an annual rate of 0.055% on the first $5 billion of daily net assets and 0.03% thereafter.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class S shares of the Portfolios have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), whereby the Distributor is compensated by each Portfolio for expenses incurred in the distribution of each Portfolio’s Class S shares. Pursuant to the 12b-1 Plan, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each

Portfolio’s S shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plan, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2011, the Portfolios had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Portfolio	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Strategic Allocation Conservative	$5,537	$3,807	$292	$9,636
Strategic Allocation Growth	9,477	6,515	133	16,125
Strategic Allocation Moderate	9,545	6,562	238	16,345

At December 31, 2011, the following wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

Subsidiary	Portfolios	Percentage
ING Life Insurance and Annuity Company	Strategic Allocation Conservative	91.92%
	Strategic Allocation Growth	93.09%
	Strategic Allocation Moderate	90.88%
Reliastar Life Insurance Company	Strategic Allocation Moderate	6.66%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

The Company has adopted a Deferred Compensation Plan (“Policy”), which allows eligible non-affiliated directors as described in the Policy to defer the receipt of all or a portion of the directors’ fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Policy.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 7 — OTHER ACCRUED EXPENSES & LIABILITIES

At December 31, 2011, the following Portfolios had the below payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Portfolio	Accrued Expenses	Amount
Strategic Allocation Conservative	Postage	$14,928
	Misc.	16,593
Strategic Allocation Growth	Postage	18,147
	Audit	13,173
Strategic Allocation Moderate	Postage	18,403
	Audit	11,528
	Misc.	7,973

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

ING Investments entered into written expense limitation agreements (“Expense Limitation Agreements”) with each of the Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses to the levels listed below:

Portfolio(1)	Class I	Class S
Strategic Allocation Conservative	0.65%	0.90%
Strategic Allocation Growth(2)	0.75%	1.00%
Strategic Allocation Moderate	0.70%	0.95%

(1)

These operating expense limits take into account operating expenses incurred at the underlying fund level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

(2)	The side expense limits for the Portfolio are 0.71% and 0.96% for Classes I and S, respectively through April 4, 2012.

The Investment Adviser may at a later date recoup from a Portfolio for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Portfolio.

As of December 31, 2011, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
Portfolio	2012	2013	2014	Total
Strategic Allocation Conservative	$87,726	$104,529	$134,821	$327,076
Strategic Allocation Growth	104,243	170,403	232,497	507,143
Strategic Allocation Moderate	117,421	148,725	209,970	476,116

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of an Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Strategic Allocation Conservative
Class ADV*
12/31/2011	—	—	—	—	—	—	—	—	—	—
12/31/2010	—	—	—	(74)	(74)	—	—	—	(751)	(751)
Class I
12/31/2011	912,744	—	320,868	(1,954,986)	(721,374)	9,423,856	—	3,394,780	(20,329,160)	(7,510,524)
12/31/2010	1,074,341	—	433,223	(2,426,569)	(919,005)	10,576,222	—	4,262,914	(23,895,014)	(9,055,878)
Class S
12/31/2011	4,488	—	5,728	(43,530)	(33,314)	46,450	—	60,314	(454,609)	(347,845)
12/31/2010	19,421	—	7,549	(25,132)	1,838	192,169	—	73,828	(251,444)	14,553

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Strategic Allocation Growth
Class ADV*
12/31/2011	—	—	—	—	—	—	—	—	—	—
12/31/2010	—	—	—	(59)	(59)	—	—	—	(581)	(581)
Class I
12/31/2011	474,347	—	382,968	(3,274,064)	(2,416,749)	4,702,229	—	4,132,232	(33,547,374)	(24,712,913)
12/31/2010	597,463	—	640,755	(2,434,925)	(1,196,707)	5,618,197	—	6,132,027	(22,904,041)	(11,153,817)
Class S
12/31/2011	6,396	—	3,882	(118,400)	(108,122)	64,523	—	41,575	(1,212,948)	(1,106,850)
12/31/2010	10,647	—	6,083	(28,218)	(11,488)	98,892	—	57,848	(256,353)	(99,613)
Strategic Allocation Moderate
Class ADV*
12/31/2011	—	—	—	—	—	—	—	—	—	—
12/31/2010	—	—	—	(65)	(65)	—	—	—	(654)	(654)
Class I
12/31/2011	560,660	—	486,249	(2,985,599)	(1,938,690)	5,726,581	—	5,188,279	(30,624,648)	(19,709,788)
12/31/2010	721,651	—	692,576	(2,833,775)	(1,419,548)	6,991,461	—	6,704,131	(27,271,366)	(13,575,774)
Class S
12/31/2011	35,901	—	8,183	(209,915)	(165,831)	357,382	—	86,901	(2,173,211)	(1,728,928)
12/31/2010	38,744	—	11,666	(53,467)	(3,057)	374,573	—	112,464	(512,996)	(25,959)

*	Class ADV liquidated on April 6, 2010

NOTE 10 — LINE OF CREDIT

All of the Portfolios included in this report, in addition to certain other funds managed by the Investment Adviser, are a party to an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase or sale of securities; or (2) finance the redemption of shares of an investor in the funds. Prior to December 14, 2011, the funds to which the line of credit is available paid a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount. Effective December 14, 2011, the funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The

Portfolios did not utilize the line of credit during the year ended December 31, 2011.

NOTE 11 — CONCENTRATION OF INVESTMENT RISK

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Portfolios and their corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

The Portfolios are also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation. Assets will be allocated among Underlying Funds and markets based on judgements by the Adviser or Sub-Adviser. There is a risk that the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 11 — CONCENTRATION OF INVESTMENT RISK (continued)

Portfolios may allocate assets to an Underlying Fund or market that under performs other funds or asset classes.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which an Underlying Fund may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Underlying Funds. Foreign investments may also subject the Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-à-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Underlying Funds’ investments.

Emerging Markets Investments. Certain Underlying Funds may invest in emerging markets. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in countries with an emerging securities market. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2011:

	Undistributed Net Investment Income	Accumulated Net Realized Gains (Losses)
Strategic Allocation Moderate	$23	$(23)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2011	Year Ended December 31, 2010
	Ordinary Income	Ordinary Income
Strategic Allocation Conservative	$3,455,094	$4,336,742
Strategic Allocation Growth	4,173,807	6,189,875
Strategic Allocation Moderate	5,275,180	6,816,595

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2011 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
			Amount	Character	Expiration
Strategic Allocation Conservative	$2,266,859	$(724,802)	$(710,796)	Short-term	2016
			(12,513,320)	Short-term	2017
			(970,483)	Short-term	2018
			(1,459,028)	Long-term	N/A

			$(15,653,627)

Strategic Allocation Growth	2,214,332	2,256,997	(34,617,751)	Short-term	2017
			(13,221,573)	Short-term	2018
			(3,400,527)	Long-term	N/A

			$(51,239,851)

Strategic Allocation Moderate	3,039,612	38,044	(30,535,699)	Short-term	2017
			(6,654,643)	Short-term	2018
			(4,349,624)	Long-term	N/A

			$(41,539,966)

The Portfolios’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2006.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

As of December 31, 2011, no provisions for income tax would be required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Portfolios. In general, the provisions of the Act are effective for the Portfolios’ tax year ended December 31, 2011. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and the International Financial Reporting Standards (“IFRSs”). The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. As of December 31, 2011, management of the Portfolios is currently assessing the potential impact to financial statement disclosure, that may result from adopting this ASU.

NOTE 14 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

ING STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

AFFILIATED INVESTMENT COMPANIES: 100.0%
380,065	@	ING Alternative Beta Fund - Class I	$4,002,083	4.9
360,772		ING Clarion Global Real Estate Portfolio - Class I	3,221,696	3.9
156,510	@	ING Emerging Markets Index Portfolio - Class I	1,615,183	1.9
151,322		ING Growth and Income Portfolio - Class I	3,267,035	4.0
533,569		ING High Yield Bond Fund - Class I	4,023,109	4.9
3,375,228		ING Intermediate Bond Portfolio - Class I	41,852,829	50.9
1,222,142		ING International Index Portfolio - Class I	8,958,301	10.9
379,621		ING Large Cap Growth Portfolio - Class I	4,828,775	5.9
584,268	@	ING Large Cap Value Portfolio - Class I	4,826,054	5.9
276,989	@	ING MidCap Opportunities Portfolio - Class I	3,221,381	3.9
135,592		ING Small Company Portfolio - Class I	2,416,243	2.9
		Total Investments in Affiliated Investment Companies (Cost $76,821,190)	$82,232,689	100.0
		Liabilities in Excess of Other Assets	(29,774)	—

		Net Assets	$82,202,915	100.0

@	Non-income producing security

Cost for federal income tax purposes is $82,957,491.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$5,597,123
Gross Unrealized Depreciation	(6,321,925)

Net Unrealized depreciation	$(724,802)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Affiliated Investment Companies	$82,232,689	$—	$—	$82,232,689

Total Investments, at value	$82,232,689	$—	$—	$82,232,689

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

AFFILIATED INVESTMENT COMPANIES: 100.0%
913,502	@	ING Alternative Beta Fund - Class I	$9,619,179	6.9
774,114		ING Clarion Global Real Estate Portfolio - Class I	6,912,840	5.0
537,301	@	ING Emerging Markets Index Portfolio - Class I	5,544,943	4.0
973,800		ING Growth and Income Portfolio - Class I	21,024,342	15.1
916,006		ING High Yield Bond Fund - Class I	6,906,682	5.0
1,157,824		ING Intermediate Bond Portfolio - Class I	14,357,016	10.3
3,813,866		ING International Index Portfolio - Class I	27,955,637	20.1
923,156		ING Large Cap Growth Portfolio - Class I	11,742,548	8.4
1,420,773	@	ING Large Cap Value Portfolio - Class I	11,735,588	8.4
1,069,765	@	ING MidCap Opportunities Portfolio - Class I	12,441,369	8.9
620,621		ING Small Company Portfolio - Class I	11,059,471	7.9
		Total Investments in Affiliated Investment Companies (Cost $126,237,223)	$139,299,615	100.0
		Liabilities in Excess of Other Assets	(36,929)	—

		Net Assets	$139,262,686	100.0

@	Non-income producing security

Cost for federal income tax purposes is $137,042,669.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$13,987,936
Gross Unrealized Depreciation	(11,730,990)

Net Unrealized appreciation	$2,256,946

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Affiliated Investment Companies	$139,299,615	$—	$—	$139,299,615

Total Investments, at value	$139,299,615	$—	$—	$139,299,615

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

AFFILIATED INVESTMENT COMPANIES: 100.0%
783,229	@	ING Alternative Beta Fund - Class I	$8,247,396	5.9
774,390		ING Clarion Global Real Estate Portfolio - Class I	6,915,301	4.9
403,116	@	ING Emerging Markets Index Portfolio - Class I	4,160,154	3.0
454,659		ING Growth and Income Portfolio - Class I	9,816,092	7.0
916,308		ING High Yield Bond Fund - Class I	6,908,960	4.9
3,476,076		ING Intermediate Bond Portfolio - Class I	43,103,339	30.7
3,052,365		ING International Index Portfolio - Class I	22,373,836	16.0
923,488		ING Large Cap Growth Portfolio - Class I	11,746,770	8.4
1,421,307	@	ING Large Cap Value Portfolio - Class I	11,739,993	8.4
713,444	@	ING MidCap Opportunities Portfolio - Class I	8,297,349	5.9
388,042		ING Small Company Portfolio - Class I	6,914,909	4.9
		Total Investments in Affiliated Investment Companies (Cost $129,513,299)	$140,224,099	100.0
		Liabilities in Excess of Other Assets	(36,577)	—

		Net Assets	$140,187,522	100.0

@	Non-income producing security
Cost for federal income tax purposes is $140,186,078.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$11,104,379
Gross Unrealized Depreciation	(11,066,358)

Net Unrealized appreciation	$38,021

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Affiliated Investment Companies	$140,224,099	$—	$—	$140,224,099

Total Investments, at value	$140,224,099	$—	$—	$140,224,099

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2011 were as follows:

Portfolio Name	Type	Per Share Amount

ING Strategic Allocation Conservative Portfolio
Class I	NII	$0.4219
Class S	NII	$0.3938

ING Strategic Allocation Growth Portfolio
Class I	NII	$0.2682
Class S	NII	$0.2441

ING Strategic Allocation Moderate Portfolio
Class I	NII	$0.3448
Class S	NII	$0.3190

NII - Net investment income

Of the ordinary distributions made during the year ended December 31, 2011, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Strategic Allocation Conservative Portfolio	5.06%

ING Strategic Allocation Growth Portfolio	15.67%

ING Strategic Allocation Moderate Portfolio	8.44%

The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2011:

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
ING Strategic Allocation Conservative Portfolio	$28,332	$0.0035	17.64%
ING Strategic Allocation Growth Portfolio	$84,787	$0.0059	54.64%
ING Strategic Allocation Moderate Portfolio	$69,476	$0.0049	33.30%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) during the Past 5 Years and Other Relevant Experience, Attributes, and Skills(1)	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions held by Director during the Past Five Years
Independent Directors:

Dr. Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Chairman/Director	June 1998 - Present

Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present) and various positions with Academy of Economics and Finance (2003 - 2012). Formerly, Director of Business and Economics Research Center, Middle Tennessee State University (1999 - 2002); Chief Economist, Marine Midland Bank (1987 - 1990); various positions, Marine Midland Bank (1978 -1990); and Economist, Federal Reserve Bank of New York (1969 - 1978).

Ph.D. in Economics

Director of Academy of Economics and Finance (February 2001 - February 2003).

Published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions, corporate finance and monetary policy.

				37	None.

Martin J. Gavin 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Director	January 2009 - June 2010 July 2011 - Present	President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 - Present). Formerly, Interim President, Connecticut Children’s Medical Center (January 2006 - May 2006); various positions for the Phoenix Companies, Inc. (1984 - 2000); Assistant Vice President, CNA Insurance Company, Inc. (1980 - 1984); and various positions at CIGNA Corporation (1973 - 1980).	37	None.

Russell Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	December 2007 - Present	Retired. Director, Hill - Stead Museum (non-profit) (2008 - Present). Formerly, Senior Vice President, Chief Investment Officer and Treasurer, and other various positions including Principal Investor Relations Officer, Principal Public Relations Officer, and Corporate Parent Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (April 1973 - March 2008); President, Hartford Area Business Economists (1986 - 1987); and Corporate Loan Officer and Credit Analyst, Hartford National Bank (July 1966 - April 1973). Certified AARP Tax Counselor (2011)	37	Independent Director, CIGNA Mutual Funds (8 funds), Chair of Contracts Committee (1995 - 2005).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) during the Past 5 Years and Other Relevant Experience, Attributes, and Skills(1)	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions held by Director during the Past Five Years

Sidney Koch 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 76	Director	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present). Formerly, Senior Adviser, Hambro America, Inc. (1993 - 2000) and Executive Vice President of Investment Banking, Daiwa Securities America, Inc. (1986 - 1993).	37	None.

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Director	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present). Formerly, Senior Manager, Arthur Anderson LLP (1995 - 1999); Senior Manager, Coopers & Lybrand, LLP (1993 - 1995); Manager, Price Waterhouse (1988 - 1993); Second Vice President, Smith Barney (1985 - 1988); and Consultant, Arthur Anderson & Co. (1984 - 1985).	37	None.
Director who is an “Interested Person”

Shaun Mathews(3) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Director	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).	177	ING Capital Corporation, LLC and ING Investments Distributor, LLC (December 2005 - Present); ING Funds Services, LLC, ING Investments, LLC and ING Investment Management, LLC (March 2006 - Present); and ING Investment Trust Co. (April 2009 - Present).

(1)

The information reported includes the principle occupation during the last five years for each Director and other information relating to the professional experiences, attributes and skills relevant to each Director’s qualifications to serve as a Director.

(2)

Except for Mr. Mathews and for the purposes of this table “ING Fund Complex” means the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust. Therefore, for the purposes of this table with reference to Mr. Mathews, “Fund Complex” includes these investment companies. The number of funds in the ING Fund Complex is as of January 31, 2012.

(3)	“Interested Person,” by virtue of this Director’s current or prior affiliation with any of the Portfolios, ING or any of ING’s affiliates.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Executive Vice President	April 2002 - Present	Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011 - Present) and Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 - Present). Formerly, Chief Compliance Officer, ING Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 61	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Chief Compliance Officer	February 2012 - Present	Chief Compliance Officer, ING Funds (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company, (June 2004 - January 2012).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (March 2005 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (May 2006 - Present).

Gregory K. Wilson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	September 2011 - Present	Vice President - Fund Compliance, ING Funds Services, LLC (October 2009 - Present). Formerly, Finance Director, ING Funds Services, LLC (September 2006 - October 2009).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995 - Present) and ING Investments, LLC (August 1997 - Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	March 2003 - Present	Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996 - Present); Director of Compliance, ING Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC ( April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 - April 2010)

William Evans One Orange Way Windsor, Connecticut 06095 Age: 39	Vice President	September 2007 - Present	Senior Vice President (March 2010 - Present) and Head of Manager Research and Selection Group, ING Investment Management (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	March 2006 - Present	Vice President, ING Investment Management -ING Funds (March 2010 - Present); Vice President, ING Funds Services, LLC (March 2006 - Present) and Managing Paralegal, Registration Statements (June 2003 - Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Assistant Vice President	June 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services, LLC (March 2008 - Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005 - March 2008).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Secretary	September 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Assistant Secretary	September 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Assistant Secretary	August 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Assistant Secretary	June 2008 - Present	Vice President and Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 - March 2010) and Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)	The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the “Board”) of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Trustees”). Consistent with this requirement of the 1940 Act, the Board of ING Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING Intermediate Bond Portfolio, ING Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (each, a “Fund” or a “Portfolio” and, collectively, the “Funds” or the “Portfolios”) has established a process for considering on an annual basis approval of the continuation of the investment management agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with the sub-adviser of each Fund (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2012, followed by specific considerations with respect to each Fund covered by this report (each, a “Covered Fund”).

Overview of the Review Process

At a meeting of the Board held on December 15, 2011, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee

recommended approval of the Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (i) comparative performance data for each Fund for various time periods; (ii) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (iii) comparative data regarding the total expenses of each Fund; (iv) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (v) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (vi) financial statements of the Adviser and each Sub-Adviser (or their parent company); (vii) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (viii) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (ix) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (x) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage and the use of Commission Sharing Arrangements; (xi) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (xii) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (xiii) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (xiv) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; (xv) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (xvi) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by Goodwin Procter LLP, legal counsel for the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Independent Trustees (“Independent Counsel”) on behalf of the Independent Trustees. With respect to each Sub-Advisory Agreement, the Board also considered the Adviser’s recommendation that the Agreement be renewed and the basis provided by the Adviser for such recommendation.

The type and format of the information provided to the Board has been codified in the ING Funds’ 15(c) Methodology Guide (the “Guide”), which sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts. As part of its ongoing process, the Contracts Committee annually reviews the Guide, and recommends or considers recommendations from the Adviser for revisions to the Guide. In addition, in recent years the Contracts Committee has employed the services of an independent consultant (the “Independent Consultant”) to assist in its review and analysis of, among other matters, the Guide.

The Contracts Committee began the formal review process in August 2011 when it met separately with Independent Counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses (the “Peer Group Methodology”). Prior to the August meeting, the Contracts Committee engaged the Independent Consultant to evaluate, and make recommendations with respect to, the Peer Group Methodology. The Independent Consultant’s findings were reported to the Contracts Committee at the August meeting and incorporated into the Peer Group Methodology approved by the Board. The Contracts Committee then held meetings on October 18-19, 2011 and December 13-14, 2011, during which the Independent Trustees, meeting separately with Independent Counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Independent Counsel, throughout the contract review process. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2012, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services. The Board also noted the Adviser has implemented a “manager-of-managers” structure for the Funds under which the investment portfolio of each Fund is managed by a Sub-Adviser, and considered the responsibilities that the Adviser has under the “manager-of-managers” structure, including with respect to the selection and ongoing monitoring of the Sub-Advisers.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have maintained reasonable brokerage costs on behalf of the Funds and have not increased the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. In this regard, the Independent Trustees noted that the Adviser and its affiliated companies have established Commission Sharing Arrangements as an alternative means of maintaining access to desired research consistent with achieving best execution. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. The Board also considered the benefits that shareholders of the Funds realize because the Funds are part of the larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board considered information provided by management with respect to ING Groep’s plans for divestiture of its insurance business, including its investment management business (the “Insurance Divestiture”). The Board considered the potential impact of the Insurance Divestiture on the services provided to the Funds by the Adviser and Sub-Advisers. The Board also considered the actions that have been taken by management to retain key investment management personnel in light of the Insurance Divestiture.

The Board also considered the Adviser’s responsiveness and recommendations for Board action and other steps taken in response to the extraordinary dislocations experienced in the capital markets in recent years, including during periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility; (iii) negotiating and maintaining credit support from the Funds’ securities lending agent with respect to certain defaulted securities held indirectly by the Funds as collateral for securities on loan; and (iv) the ongoing monitoring of investment management processes and risk controls.

The Board’s approval of the Advisory and Sub-Advisory Agreements was informed by certain information provided by the Adviser and the applicable Sub-Advisers with respect to actions previously taken and proposed to be taken to improve performance of certain Covered Funds as indicated in the Fund-by-Fund analysis below.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are appropriate and consistent with the terms of the respective Advisory and Sub-Advisory Agreements.

Fund Performance

The Board reviewed each Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), and (ii) a group of similarly managed mutual funds identified by Morningstar, Inc. and/or, Lipper, Inc. The Board reviewed comparative performance data for the most recent calendar quarter, year-to-date, one-, three-, five- and ten-year periods, where applicable, ending June 30, 2011 and the most recent calendar quarter, year-to-date, one-, three-, and five-year periods ending September 30, 2011. For Funds with a minimum of a three-year performance record, the Board also reviewed the three-year performance against similarly managed mutual funds within a specified peer group based upon the Peer Group Methodology approved by the Contracts Committee (each, a “Selected Peer Group”).

Summaries of selected portions of the performance information reviewed by the Board, together with the Board’s conclusions regarding the performance of each Fund, are set forth below under “Fund-by-Fund Analysis.”

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

sub-advisory services. The Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. As part of its review, the Board considered each Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In this regard, the Board considered the Adviser’s undertaking not to terminate or amend any such fee waiver or expense limitation agreement prior to December 31, 2012 without the prior approval of the Board. Additionally, the Board considered undertakings by the Adviser to work with the Board to implement breakpoints for certain Funds, as set forth in the Fund-by-Fund analysis below, to ensure that each of these Funds will share in the benefits of economies of scale as assets in the Fund grow.

The Board considered information regarding the nature of services and fee rates offered by the Adviser and each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of such services to those services provided to the Funds. When fee rates offered to other clients differed materially from those charged to the Funds, the Board considered any underlying rationale provided by the Adviser or the applicable Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser or a Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Covered Fund that the management fee charged to the Covered Fund for advisory, sub-advisory and related services is fair and reasonable. Summaries of selected portions of the fee and expense information reviewed with respect to each Covered Fund are set forth below under “Fund-by-Fund Analysis.”

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2010 and December 31, 2009 and the nine-month period ended September 30, 2011. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board recognized that measuring profitability is not an exact science, that there is no uniform methodology for determining profitability for this purpose and that different methodologies can produce dramatically different profit and loss results. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, individually and taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

which economies of scale can be expected to be realized by a Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund grow. The Board noted that the advisory fee schedule for certain Funds includes breakpoints such that, as the assets of the Fund grow, the Fund’s management fee will decrease as a percentage of the Fund’s total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of certain of the Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. Additionally, the Board noted that the total assets under management of many of the Funds have increased during the past year, and considered undertakings by the Adviser to work with the Board to implement breakpoints for certain of these Funds, to ensure that each of these Funds will share in the benefits of economies of scale as assets in the Fund grow. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to any Covered Fund at this time.

Fund-by-Fund Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2012, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Covered Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Fund is for periods ended September 30, 2011 and the management fees and expense data described below are as of June 30, 2011.

ING Strategic Allocation Conservative Portfolio

In evaluating the investment performance of ING Strategic Allocation Conservative Portfolio the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the one-year period but underperformed for the most recent calendar quarter, year-to-date, three-year and five-year periods; (2) the Portfolio underperformed its benchmark index for each period presented; and (3) the Portfolio is ranked in its Morningstar category in the third quintile for the year-to-date and one-year periods, in the fourth quintile for the most recent calendar quarter, and in the fifth quintile for the three-year and five-year periods. In assessing the performance of the Fund, the Board noted (1) changes made during 2010 to the asset categories in which the Portfolio invests and the underlying investment options used to obtain exposure to such categories, (2) strategy modifications implemented in 2011 to permit the Sub-Adviser to make tactical asset allocations more efficiently by using derivatives, and (3) recent additions to the portfolio management team. The Board concluded that appropriate actions are being taken to improve performance and that additional time is required to evaluate the effectiveness of such actions.

In assessing the reasonableness of the management fee for ING Strategic Allocation Conservative Portfolio, the Board noted that the management fee for the Portfolio is above the median and below the average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Strategic Allocation Moderate Portfolio

In evaluating the investment performance of ING Strategic Allocation Moderate Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the year-to-date period but underperformed for the most recent calendar quarter, one-year, three-year and five-year periods; (2) the Portfolio outperformed its benchmark index for the most recent calendar quarter,

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

year-to-date, three-year and five-year periods but underperformed for the one-year period; and (3) the Portfolio is ranked in its Morningstar category in the third quintile for the most recent calendar quarter and year-to-date periods, in the fourth quintile for the one-year periods, and in the fifth quintile for the three-year and five-year periods. In assessing the performance of the Fund, the Board noted (1) changes made during 2010 to the asset categories in which the Portfolio invests and the underlying investment options used to obtain exposure to such categories, (2) strategy modifications implemented in 2011 to permit the Sub-Adviser to make tactical asset allocations more efficiently by using derivatives, and (3) recent additions to the portfolio management team. The Board concluded that appropriate actions are being taken to improve performance and that additional time is required to evaluate the effectiveness of such actions.

In assessing the reasonableness of the management fee for ING Strategic Allocation Moderate Portfolio, the Board noted that the management fee for the Portfolio is equal to the median and below the average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Strategic Allocation Growth Portfolio

In evaluating the investment performance of ING Strategic Allocation Growth Portfolio, the Board noted

that: (1) the Portfolio underperformed its Morningstar category median for the each period presented; (2) the Portfolio outperformed its benchmark index for the most recent calendar quarter, but underperformed for the year-to-date, one-year, three-year and five-year periods; and (3) the Portfolio is ranked in its Morningstar category in the third quintile for the most recent calendar quarter, year-to-date and one-year periods, in the fifth quintile for the three-year period, and in the fourth quintile for the five-year period. In assessing the performance of the Fund, the Board noted (1) changes made during 2010 to the asset categories in which the Portfolio invests and the underlying investment options used to obtain exposure to such categories, (2) strategy modifications implemented in 2011 to permit the Sub-Adviser to more efficiently use derivatives to make tactical asset allocations on behalf of the Portfolio, and (3) recent additions to the portfolio management team. The Board noted that actions are being taken by the Adviser to improve Portfolio performance and concluded that additional time is required to evaluate the effectiveness of such actions.

In assessing the reasonableness of the management fee for ING Strategic Allocation Growth Portfolio, the Board noted that the management fee for the Portfolio is equal to the median and below the average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/ registered representative and read them carefully before investing.

VPAR-SAIS	(1211-021712)

Item 2.	Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Joseph Obermeyer is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Obermeyer is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $60,300 for year ended December 31, 2011 and $60,300 for year ended December 31, 2010.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $7,200 for year ended December 31, 2011 and $6,450 for year ended December 31, 2010.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $11,424 in the year ended December 31, 2011 and $11,391 in the year ended December 31, 2010. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 in the year ended December 31, 2011 and $0 in the year ended December 31, 2010.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

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AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

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II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

3

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

4

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds. In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Date last approved: September 22, 2010

5

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period September 22, 2010 through December 31, 2011

Service	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	✓	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	✓	Not to exceed $8,000 during the Pre-Approval Period

[1]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

6

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period September 22, 2010 through December 31, 2011

Service	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excluding tax services – See Appendix C for tax services associated with fund mergers)	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	✓		Not to exceed $2,400 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses		✓	Not to exceed $2,000 per course

7

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period September 22, 2010 through December 31, 2011

Service	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	✓		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 in aggregate for the Funds or for the Funds’ investment adviser during the Pre- Approval Period

Tax training courses		✓	Not to exceed $2,000 per course during the Pre- Approval Period

[2]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

8

Appendix C, continued

Service	The Fund(s)	Fund Affiliates	Fee Range
Tax services associated with Fund mergers	✓	✓	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations	✓		Not to exceed $50,000 during the Pre-Approval Period

9

Appendix D

Pre-Approved Other Services for the Pre-Approval Period September 22, 2010 through December 31, 2011

Service	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

(Cost to be split 50% the funds and 50% ING Investments, LLC)

	✓	✓	Not to exceed $5,000 per Fund during the Pre- Approval Period

10

Appendix E

Prohibited Non-Audit Services

Dated:     2010 and 2011

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

11

EXHIBIT A

ING BALANCED PORTFOLIO, INC.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING INTERMEDIATE BOND PORTFOLIO

ING MONEY MARKET PORTFOLIO

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

ING SERIES FUND, INC.

12

(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,122,245 for year ended December 31, 2011 and $1,220,728 for year ended December 31, 2010.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

13

Item 6.	Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form, if applicable.

14

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely

18

manner. At a minimum, the following information as to each individual proposed for nomination as director should be included: the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

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Item 11.	Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

20

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Strategic Allocation Portfolios, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	March 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	March 2, 2012

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	March 2, 2012